EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



To Glasgal Communications, Inc.:


As independent public accountants, we hereby consent to the incorporation of our report dated August 9, 1997, included in this Form 10-K into the Company's previously filed Registration Statements, File Numbers 33-87122, 33-94802, 33-93470, 333-08381, 333-03414, 333-09509, 333-15541, 333-16579, and 333-22257.



                                                         /s/ Arthur Anderson LLP
                                                         -----------------------
                                                         Arthur Anderson LLP

Roseland, New Jersey
August 9, 1997